UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 7, 2015 (December 31, 2014)

Date of Report (Date of earliest event reported)

SAFETY QUICK LIGHTING & FANS CORP.

(Exact name of registrant as specified in its charter)

FLORIDA	333-197821	46-3645414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 North Point Parkway Suite 154 Alpharetta, GA	30022
(Address of principal executive offices)	(Zip Code)

(770) 754-4711
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Unless otherwise provided in this Current Report, all references to “we,” “us,” “our,” or the “Company” refer to the Registrant, Safety Quick Lighting & Fans Corp.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2014, James R. Hills resigned from his position as a member of the Board of Directors of the Company. The resignation was without cause or reason, and was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, but rather, was due to personal reasons and circumstances following the loss of one of his children.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFETY QUICK LIGHTING & FANS CORP.

Date:	January 7, 2015	By:	/s/ John P. Campi
John P. Campi
Chief Executive Officer